UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K/A

                              AMENDMENT NO. 1 TO

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                                March 18, 2004
                       _________________________________
                       (Date of earliest event reported)


                        Tumbleweed Communications Corp.
             _____________________________________________________
            (Exact name of Registrant as specified in its charter)


                  Delaware              000-26223            94-3336053
        ____________________________________________________________________
        (State of Incorporation)  (Commission File No.)   (IRS Employer
                                                         Identification No.)

                               700 Saginaw Drive
                        Redwood City, California 94063
         ____________________________________________________________
         (Address of principal executive offices, including zip code)


                                (650) 216-2000
                ______________________________________________
             (Registrant's telephone number, including area code)


          ___________________________________________________________
         (Former name or former address, if changed since last report)


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Pursuant to the requirements of the Securities and Exchange Act of 1934, the
Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated March 23, 2004, as filed with the Securities and Exchange Commission, as set forth in the pages attached hereto. Unless set forth below, all previous items of the Form 8-K are unchanged.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)     Financial statements of business acquired.

                 The financial statements of the business acquired, Corvigo, Inc., are attached as Exhibit 99.1 hereto.

         (b)     Pro forma financial information.

                 Not applicable.

         (c)     Exhibits.

                 The following exhibits are being filed with this report.

                 99.1     Financial Statements of Corvigo, Inc.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Tumbleweed Communications Corp.


                                                By:  /s/ Bernard J. Cassidy
                                                    ---------------------------
                                                Name:   Bernard J. Cassidy
                                                Title:  Secretary
Date: May 24, 2004

                                  EXHIBIT INDEX

Exhibit No.       Description
-------------     ------------

99.1              Financial Statements of Corvigo, Inc.